AMENDMENT ONE
                                     TO THE
                           FLEET FINANCIAL GROUP, INC.
                        RETIREMENT INCOME ASSURANCE PLAN

1.       Section 7.8 is added effective January 1, 1997 to read as follows:

         7.8      Nonduplication of Benefits

         The benefits payable to a Participant under this Plan shall be reduced on an Actuarial Equivalent basis by the benefit such Participant earned under any other similar nonqualified excess defined benefit plan that does not provide for a reduction of benefits under such plan, for benefits payable under this Plan, to the extent that the benefits under such plan were accrued upon the Participant's service that was included as Credited Service under this Plan.

2.       Appendix A is added to read as follows:


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


                                   APPENDIX A

                SPECIAL RULES FOR SERVICE WITH ACQUIRED ENTITIES

         This Appendix A is part of the Plan and contains special rules applicable only to the Participants described herein. If provisions of this Appendix A conflict with any other provisions of the Plan with respect to such Participants, the provisions of this Appendix A shall govern.

A.       SHAWMUT NATIONAL CORPORATION

         1. The Shawmut National Corporation Excess Benefit Plan ("Shawmut Excess Plan") shall merge into the Plan effective as of January 1, 1997. As of that date, the liabilities of the Shawmut Excess Plan shall become the liabilities of the Plan and the Shawmut Excess Plan shall cease to exist. Notwithstanding anything in the Plan to the contrary, the benefit under this Plan of a Participant who was a former participant in the Shawmut Excess Plan shall not be less than the benefit such participant would be deemed to have accrued under the terms of the Shawmut Excess Plan as of the date this Appendix A was adopted.

         2. Each individual who was a participant in the Shawmut Excess Plan or the Shawmut National Corporation Executive Supplemental Retirement Plan ("Shawmut SERP") immediately prior to the date as of which Shawmut National Corporation merged with Fleet Financial Group, Inc., and who became an employee of the Company or a subsidiary or affiliate as of said merger date, shall become a Participant in the Plan as of January 1, 1997. This Section A of Appendix A shall apply solely to former participants in the Shawmut Excess Plan or Shawmut SERP ("Shawmut Participants").

         3. The benefits of Shawmut Participants shall be determined by taking into account the principles and provisions of Specification Schedule J of the Basic Plan. For Participants who are not Cash Balance Participants, this includes adjustment of their 12/31/96 benefit, transferred from the Shawmut Excess Plan, for increases in Average Annual Compensation after 1996.


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


         4. As of January 1, 1997, the following Cash Balance Participants shall have the following opening amounts credited to their Cash Balance Accounts under this Plan, which represents the total value of their benefits under the Shawmut Excess Plan as of December 31, 1996, reduced by the deemed Shawmut Excess Plan offset described in Section 5 below, where applicable, expressed as a single sum:

         ----------------------------------------- --------------------------- ------------------------------
                                                                                        OPENING CASH
                          NAME                             SOC. SEC.#                      BALANCE
         ----------------------------------------- --------------------------- ------------------------------
         CLAFFEE, JAMES                            ###-##-####                                   $  2,418.50
         ----------------------------------------- --------------------------- ------------------------------
         DELFINO, PAUL                             ###-##-####                                   $  6,747.34
         ----------------------------------------- --------------------------- ------------------------------
         EYLES, DAVID                              ###-##-####                                   $ 17,775.70
         ----------------------------------------- --------------------------- ------------------------------
         FALK, MICHAEL                             ###-##-####                                   $  1,509.82
         ----------------------------------------- --------------------------- ------------------------------
         HEDGES JR., ROBERT                        ###-##-####                                   $  3,074.22
         ----------------------------------------- --------------------------- ------------------------------
         HUSTON, JOHN                              ###-##-####                                   $  7,843.30
         ----------------------------------------- --------------------------- ------------------------------
         MALLON, WILLIAM                           ###-##-####                                   $  4,567.26
         ----------------------------------------- --------------------------- ------------------------------

         5. Because participants in the Shawmut SERP were not also participants in the Shawmut Excess Plan, their benefit under the Plan, which is calculated by taking into account their service with Shawmut, shall be reduced by the following amounts, or the Actuarial Equivalent thereof, which are the benefits that they would have accrued under the Shawmut Excess Plan as of December 31, 1996, with Credited Service frozen as of December 1, 1995, if they had been participants in the Shawmut Excess Plan:

      ------------------------------------------ ----------------------- ---------------------------------------
                                                                         EXCESS PLAN OFFSET
                       NAME                            SOC. SEC.#        OF MONTHLY NORMAL RETIREMENT BENEFIT
      ------------------------------------------ ----------------------- ---------------------------------------
      BERGER, JOHN                               ###-##-####                                        $    382.62
      ------------------------------------------ ----------------------- ---------------------------------------
      BROMAGE, WILLIAM                           ###-##-####                                        $    364.00
      ------------------------------------------ ----------------------- ---------------------------------------
      KRAUS, EILEEN                              ###-##-####                                        $  2,294.25
      ------------------------------------------ ----------------------- ---------------------------------------
      OVERSTROM, GUNNAR                          ###-##-####                                        $  8,170.96
      ------------------------------------------ ----------------------- ---------------------------------------
      ROTTNER, SUSAN                             ###-##-####                                        $    565.74
      ------------------------------------------ ----------------------- ---------------------------------------


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


IN WITNESS WHEREOF, this Amendment One has been adopted by the Human Resources and Planning Committee on the 17th day of June, 1998 and is executed by a duly authorized officer of Fleet Financial Group, Inc.

                                  FLEET FINANCIAL GROUP, INC.


                                  By: /s/ WILLIAM C. MUTTERPERL
                                      -------------------------
                                           William C. Mutterperl
                                           Executive Vice President, Secretary
                                                and General Counsel


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